Other Income (Expense), Net	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Other Income (Expense), Net	Other Income (Expense), Net

(in millions)	2023	2022	2021
Loss on hedging activities	$(78)	$—	$—
Other(1)	21	$22	$(8)
Total other income (expense), net	$(57)	$22	$(8)
(1) Relates primarily to share of profits of joint ventures, and gains on the sales of property, plant and equipment and intangible assets.